Interest Rate Swaps	12 Months Ended
Dec. 31, 2023
Interest Rate Swaps [Abstract]
Interest Rate Swaps
Note H - Interest Rate Swaps
The Company manages economic risks, including interest rate, liquidity, and credit risk, primarily by managing the amount, sources, and duration of its assets and liabilities.  The Company utilizes interest rate swap agreements as part of its asset/liability management strategy to help manage its interest rate risk position.  As part of this strategy, the Company provides its customer with a fixed-rate loan while creating a variable-rate asset for the Company by the customer entering into an interest rate swap with the Company on terms that match the loan.  The Company offsets its risk exposure by entering into an offsetting interest rate swap with an unaffiliated institution.  These interest rate swaps do not qualify as designated hedges; therefore, each swap is accounted for as a standalone derivative.  At December 31, 2023, the Company had offsetting interest rate swaps associated with commercial loans with a notional value of $12,515 and a fair value asset of $1,147 and a fair value liability for the same amount included in other assets and other liabilities, respectively.  This is compared to offsetting interest rate swaps with a notional value of $13,196 and a fair value asset and liability of $1,340 at December 31, 2022.  The notional amount of the interest rate swaps does not represent amounts exchanged by the parties. The amount exchanged is determined by reference to the notional amount and the other terms of the individual interest rate swap agreement.  To offset the risk exposure related to market value fluctuations of its interest rate swaps, the Company would normally maintain collateral deposits on hand with a third-party correspondent, however due to the increasing rate environment, risk exposure was reduced in both 2023 and 2022, respectively, resulting in no collateral deposits at December 31, 2023 or December 31, 2022.